CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made as of _______ _____, 2019 by and among Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”) and the undersigned person or entity set forth on the signature page to this Agreement (the “Purchaser”).

RECITALS

A. The Company desires to issue and sell (the “Offering”) up to an aggregate of $2,000,000 principal amount of convertible promissory notes in substantially the form attached to this Agreement as Exhibit A (each a “Note” and, collectively, the “Notes”).

B. The Offering is being conducted pursuant to the exemptions from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act and Rule 506(b) (“Rule 506”) of Regulation D thereunder.

C. The Purchaser (the Purchaser, together with the other purchasers of the Notes, are sometimes referred to collectively as the “Purchasers”) desires to purchase a Note.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. Purchase and Sale of Notes.

a. Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Purchaser at the Closing, Notes in the aggregate principal amount set forth opposite the Purchaser’s name on the Purchaser signature page to this Agreement.

b. Closing; Delivery.

i. The purchase and sale of the Notes (the “Closing”) shall take place at the offices of Meister Seelig & Fein LLP, 125 Park Avenue, 7th Floor, New York, NY 10017, as soon as practicable after such date that each of the conditions set forth in Sections 4 and 5 hereof is satisfied or waived, or on such other date and at such other place as the Company and the Placement Agent (as defined below) may agree upon in writing (the date on which the Closing occurs is referred to herein as the “Closing Date”). The parties acknowledge that there may be more than one Closing during the course of the Offering.

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ii. At the Closing, the Company shall deliver or caused to be delivered to the Purchaser (which delivery shall be deemed accomplished by delivery to Katalyst Securities LLC, as placement agent (the “Placement Agent”) for the Offering):

1. the Note executed by the Company;

2. a guaranty (the “Guaranty”), substantially in the form of Exhibit B hereto, executed by Protagenic Therapeutics Canada (2006) Inc., a corporation formed in 2006 under the laws of the Province of Ontario, Canada (“Protagenic Canada”);

3. a certificate of the Executive Chairman of the Company certifying the accuracy of the Company’s representations and warranties as of the Closing; and

4. a certificate of the Chief Financial Officer of the Company certifying the authority of the officer executing this Agreement and all agreements and other documents ancillary hereto and contemplated hereby, including the Note (collectively, the “Loan Documents”).

iii. At the Closing, the Purchaser shall pay the Purchase Price for the Notes by wire transfer in immediately available funds in accordance with the wire transfer instructions attached hereto as Exhibit C.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that, except as set forth in either the schedules delivered herewith (collectively, the “Disclosure Schedules”) or the SEC Reports (as such term is defined below):

a. Organization, Good Standing and Qualification. Each of the Company and its Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. Each of the Company and its Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to be in good standing or so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The Company’s only Subsidiary is Protagenic Canada.

For purposes of this Agreement, the following terms have the meanings set forth below:

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiary taken as a whole, or (ii) the ability of the Company to perform its obligations under the Loan Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

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b. Authorization. The Company has all corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Loan Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Notes and the shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company issuable upon conversion thereof (the “Conversion Shares” and, together with the Notes, the “Securities”). The Loan Documents, upon execution and delivery thereof by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

c. Capitalization. The Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 (the “June 10-Q”) sets forth as of its date: (i) the authorized and outstanding capital stock of the Company; (ii) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (iii) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Notes) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no Lien (as defined below). No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as contemplated by the Loan Documents and except as disclosed in the SEC Reports, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or its Subsidiary is or may be obligated to issue any equity securities of any kind. Except as disclosed in the SEC Reports and except for the Loan Documents, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as disclosed in the SEC Reports, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

For purposes of this Agreement, “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

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d. Governmental Approval. No action, consent or approval of, registration or filing with or any other action by any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body (collectively, “Governmental Authority”) is or will be required in connection with the transactions contemplated hereby, except for such as have been made or obtained and are in full force and effect and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

e. Accuracy of Filings. Neither the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “10-K”) nor any of the Company’ s reports, schedules, forms, statements and other documents filed with the Securities and Exchange Commission (the “SEC”) since the filing of the 10-K (collectively, the “SEC Reports”), including, without limitation, the Company’s Quarterly Reports on Forms 10-Q, at the time of filing contained any untrue statement of a material fact or omitted to state a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading, except to the extent that such statements have been modified or superseded by later SEC Reports filed on a non-confidential basis filed prior to the date hereof.

f. No Material Adverse Effect. Since December 31, 2018, except as identified and described in the SEC Reports or as described in Section 2(f) of the Disclosure Schedules, no Material Adverse Effect has occurred with respect to the business, assets, liabilities, operations, condition (financial or otherwise), or operating results of the Company or the Subsidiary, taken as a whole.

g. Title to Properties. The Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from Liens that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; the Company and the Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

h. Intellectual Property.

i. All Intellectual Property (as defined below) of the Company and its Subsidiary necessary for the operation of the business as currently conducted or as presently proposed to be conducted is currently in material compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiary which is necessary for the conduct of Company’s and the Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s knowledge, no such action is threatened. No patent of the Company or its Subsidiary has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

For purposes of this Agreement, “Intellectual Property” means all of the following: (A) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (B) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (C) copyrights and copyrightable works; (D) registrations, applications and renewals for any of the foregoing; and (E) proprietary computer software (including but not limited to data, data bases and documentation).

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ii. All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and the Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted to which the Company or the Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiary and, to the Company’s knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and, to the Company’s knowledge, there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or its Subsidiary under any such License Agreement.

iii. The Company and its Subsidiary own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and its Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiary’s properties and assets, free and clear of all Liens, adverse claims or obligations to license all such owned Intellectual Property and trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information) (collectively, “Confidential Information”), other than licenses entered into in the ordinary course of the Company’s and its Subsidiary’s businesses. The Company and its Subsidiary have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiary

iv. To the knowledge of the Company, the conduct of the Company’s and its Subsidiary’s businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiary which are necessary for the conduct of Company’s and its Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s knowledge, threatened, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiary and the Company’s and its Subsidiary’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s knowledge, there is no valid basis for the same.

v. The consummation of the transactions contemplated hereby and by the other Loan Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or its Subsidiary’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company’s and its Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted.

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vi. The Company and its Subsidiary have taken reasonable steps to protect the Company’s and its Subsidiary’s rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and its Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiary’s Confidential Information to any third party.

i. Compliance with Laws. Except as described in the SEC Reports or as set forth on Section 2(i) of the Disclosure Schedules, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiary or any business, property or rights of any of the foregoing (i) that involve this Agreement or any Loan Document or (ii) as to which, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect in the Company or its Subsidiary. Neither the Company nor its Subsidiary or any of their respective properties or assets is in violation of, nor will the continued operation of their properties and assets as currently conducted violate, any law, rule or regulation (including any applicable environmental law, ordinance, code or approval) or any restrictions of record or agreements affecting the properties, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect in the Company or its Subsidiary. The Company and its Subsidiary possess adequate certificates, authorities or permits issued by appropriate Governmental Authorities necessary to conduct the business now operated by it, except where such failure has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and neither the Company nor its Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

j. Tax Returns. The Company and its Subsidiary have timely prepared and filed (or timely filed for an extension for) all tax returns required to have been filed by the Company or such Subsidiary with all appropriate Governmental Authorities and timely paid all taxes shown thereon or otherwise owed by it, other than taxes being contested in good faith and for which adequate reserves have been made on the Company’s financial statements included in the SEC Reports. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or its Subsidiary nor, to the Company’s knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiary, taken as a whole. All taxes and other assessments and levies that the Company or its Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper Governmental Authority or third party when due, other than taxes being contested in good faith and for which adequate reserves have been made on the Company’s financial statements included in the SEC Reports. There are no tax Liens or claims pending or, to the Company’s knowledge, threatened against the Company or its Subsidiary or any of their respective assets or property.

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k. Solvency. Immediately after the consummation of the transactions to occur on the Closing Date and immediately following the purchase of the Notes and after giving effect to the application of the proceeds thereof as of the date thereof: (i) the fair value of the assets of the Company and its Subsidiary, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Company and its Subsidiary will be greater than the amount that will be required to pay the current probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; and (iii) in the reasonable judgment of the Company, each of the Company and its Subsidiary will be able to pay its debts and liabilities then-outstanding at such time.

l. Rule 506 Compliance. To the Company’s knowledge, neither the Company nor any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter connected with the Company in any capacity on the date hereof (each, an “Insider”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2)(i) or (d)(3) of the Securities Act. The Company is not disqualified from relying on Rule 506 for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Securities to the Purchaser pursuant to this Agreement. The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists. The Company has furnished to the Purchaser, a reasonable time prior to the date hereof, a description in writing of any matters relating to the Company and the Insiders that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, in each case, in compliance with the disclosure requirements of Rule 506(e).

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

a. Organization and Existence. Such Purchaser, if such Purchaser is an entity, is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority, and if such Purchaser is a natural person, all requisite power and authority, to invest in the Securities pursuant to this Agreement.

b. Authorization. The execution, delivery and performance by such Purchaser of the Loan Documents to which such Purchaser is a party have been duly authorized and each will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

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c. Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

d. Investment Experience. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

e. Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Purchaser acknowledges that Purchaser has had the opportunity to review the SEC Reports and, without limiting the generality of the foregoing, that Purchaser has received copies of the 10-K, the June 10-Q and the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders.

f. Restricted Securities. Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

g. Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

i. “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

ii. If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

h. Accredited Investor. Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act.

i. Rule 506 Compliance. Neither such Purchaser nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Event (as defined above), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

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4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment of each of the following conditions, unless otherwise waived:

a. Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date. The Company shall have performed in all respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

b. Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

c. Deliveries. The Company shall have executed the Note and shall have made all deliveries required pursuant to Section 1(b)(ii).

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions, unless otherwise waived:

a. Representations and Warranties. The representations and warranties made by the Purchasers in Section 3 hereof, other than the representations and warranties contained in Sections 3(c), (d), (e), (f), (g) and (h) (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

b. Deliveries. The Purchaser shall delivered the Purchase Price for the Note to the Company, in accordance with Section 1(b)(iii).

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6. Covenants of the Company. The Company covenants and agrees with the Purchaser that, so long as this Agreement shall remain in effect and until all Liabilities under the Notes (as defined therein) have been satisfied by the Company, unless the holders of a majority of the principal amount of the Notes then outstanding (a “Holder Majority”) shall otherwise consent in writing:

a. Existence; Compliance with Laws. The Company and its Subsidiary shall (i) do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence; (ii) do or cause to be done all things reasonably necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated other than any change thereof that would not result in a Material Adverse Effect; comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition; (iii) keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with competitors in the same industry operating in similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law; (iv) pay and discharge promptly when due (or otherwise escrow, bond or insure) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided , however , that such payment and discharge (or escrow, bonding or insurance) shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and there is no risk of forfeiture of such property; (v) solely in the case of the Company, timely and accurately file, report and otherwise disclose all matters required by any Governmental Authority, including, without limitation, all reports and forms required pursuant to rules promulgated by the SEC.

b. Notices. The Company shall furnish to the Purchaser prompt written notice of the following: (i) any Event of Default or Default (each as defined in the Note), specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; (ii) the filing or commencement of, or any threat or notice of intention of any person or entity to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company or its Subsidiary that could reasonably be expected to result in a Material Adverse Effect; (iii) any loss, damage, or destruction to the real or personal properties (or any other assets) of the Company or the Subsidiary in the amount of $150,000 or more, whether or not covered by insurance; (iv) any notices received by the Company regarding any (A) alleged material default, (B) termination of a material lease or eviction from any leased premises or (C) failure to pay rent or any other material monetary obligation, each with respect to any leased property; and (v) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

c. Transactions with Affiliates. The Company and the Subsidiary shall not, except for transactions between the Company and the Subsidiary, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its affiliates, except that the Company or the Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties.

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7. Miscellaneous.

a. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and the other Purchasers in the Offering or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign this Agreement without the prior written consent of the other party.

b. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

c. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

d. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient (i) upon receipt, when delivered personally or by courier, (ii) the next business day after sent, when sent by overnight delivery service, (iii) upon delivery if given by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, or (iv) three (3) business days after being deposited in the U.S. mail as certified or registered mail, return receipt requested, with postage prepaid, if in each instance such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

If to the Company, addressed to:

Protagenic Therapeutics, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

Attention: Alexander K. Arrow

E-mail: alex.arrow@protagenic.com

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If to Purchaser, addressed to Purchaser at the address set forth on the Purchaser signature page of this Agreement.

e. Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and a Holder Majority.

f. Confidentiality. Each party hereto agrees that, except with the prior written permission of the other party or otherwise required by law, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party (or its affiliates) to which such party has been or shall become privy by reason of this Agreement or any other Loan Document, discussions or negotiations relating to this Agreement or any other Loan Document, or the performance of its obligations hereunder or thereunder. This Section does not apply to information that is entirely in the public domain, previously known to the recipient of the information (as evidenced by written, dated business records of such recipient), received lawfully from a third party, or independently developed without access to such information. Notwithstanding the foregoing, the parties agree that the Company shall file a Current Report on Form 8-K describing the transactions contemplated under the Loan Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC.

g. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. Any amendments of any such provisions may only be effected in the manner set forth in Section 7(e) above. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

h. Expenses. The parties hereto shall pay their own costs and expenses related to the transactions contemplated by this Agreement.

i. Headings. The headings in this Agreement are used for convenience only and are not to be considered in construing or interpreting any provision of this Agreement.

j. Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement between the parties hereto pertaining to the purchase of the Note.

[Remainder of page intentionally blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

PROTAGENIC THERAPEUTICS, INC.

By:
Name:	Garo H. Armen
Title:	Executive Chairman

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[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Convertible Note Purchase Agreement as of the date first written above.

FOR INDIVIDUALS:	FOR ENTITIES:

Print Name	Print Name of Entity

Signature	Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

Home Address

Email Address

Business Address
Social Security No.

Email Address

Taxpayer Identification Number

Principal amount of Notes subscribed for:	$

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Exhibit A

Form of Note

15

Exhibit B

Guaranty

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Exhibit C

Wire Transfer Instructions

Protagenic Therapeutics, Inc.

Wire Instructions

149 Fifth Ave, Suite 500	New York, NY 10010
www.protagenic.com	213-260-4342

Bank Information & Contacts:

Bank of America

8813 Villa La Jolla Drive

La Jolla, CA 92037

858-812-9837

Customer Service: 800-432-1000

German Carrasco

Vice President, Small Business Officer

San Diego Market

Bank of America

CA0-122-01-01, 7680 Girard Ave, La Jolla, CA 92037

T 619-990-2202 F 972-725-6796

g.carrasco@BankofAmerica.com

Bank Routing & Account Number:

Account name: XXXXXX

Account Number: XXXXXX

Routing Number: XXXXXX

Routing Number: XXXXXX

Swift Code:	XXXXXX
XXXXXX

Account Address: Protagenic Therapeutics, Inc., 149 Fifth Ave, Suite 500, New York, NY 10010

Officer Authorization:

Alexander K. Arrow, MD, CFA

Chief Financial Officer

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